Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the Annual Report on Form 10-K (the “Form 10-K”) for the year ended December 31, 2025 of 3D Systems Corporation (the “Issuer”).

I, Phyllis Nordstrom, the Interim Chief Financial Officer and Chief Administrative Officer (principal financial officer) of the Issuer, certify that, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge:

(i)The Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
(ii)The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: March 9, 2026	By:	/s/ Phyllis Nordstrom
Phyllis Nordstrom
Interim Chief Financial Officer and Chief Administrative Officer